United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
May 6, 2021
Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Delaware	16-1725106
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
FNF Common Stock, $0.0001 par value	FNF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 6, 2021, the Board of Directors of Fidelity National Financial, Inc. (the “Company”) adopted a resolution to set the size of the Company’s Board of Directors at eleven and elected Halim Dhanidina to serve on our Board of Directors. Mr. Dhanidina will serve in Class II of our Board of Directors and his term will expire at the annual meeting of our shareholders to be held in 2022. Mr. Dhanidina has been appointed to serve on the Special Litigation Committee of our Board, which was formed for the purpose of investigating and evaluating the claims and allegations asserted in a putative derivative action asserting claims on behalf of the Company, captioned City of Miami General Employees’ and Sanitation Employees’ Retirement Trust v. William P. Foley, II, et al., and to make a determination as to how the Company should proceed with respect to such action and the claims and allegations asserted therein.

Halim Dhanidina, who is 48, was appointed to the California Court of Appeal for the Second District in August 2018 by Governor Jerry Brown. He previously served as Judge of the Los Angeles Counter Superior Court since May 2012. Mr. Dhanidina served as a Deputy District Attorney of Los Angeles County for fourteen years, where he prosecuted cases for the Hardcore Gang and Major Crimes Divisions. Mr. Dhanidina has also served as an adjunct professor at the Chapman University Fowler School of Law, Western State Law School, Whittier Law School and the Glendale University College of Law. He is a founding member of the Association of South Asian Prosecutors and South Asian Bar Association. Mr. Dhanidina received his Juris Doctor from UCLA School of Law and completed is Bachelor of Arts at Pomona College in 1994, where he founded the Muslim Students Association.
Mr. Dhanidina is not a party to any related party transactions with the Company. He will receive customary compensation paid to our non-employee directors.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Financial, Inc.
Date:	May 7, 2021	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary